S E L I G M A N
----------------------                                 [GRAPHIC]
             CAPITAL
          FUND, INC.

                                                       ANNUAL REPORT
                                                     DECEMBER 31, 1998
                                                     -----------------

                                                      SEEKING CAPITAL

                                                      APPRECIATION BY

                                                       INVESTING IN

                                                    MID-CAPITALIZATION

                                                       GROWTH STOCKS

                                                          [LOGO]

                                                  J. & W. SELIGMAN & CO.
                                                       INCORPORATED
                                                     ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

[GRAPHIC]
JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

TIMES CHANGE...

Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 134 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.

TABLE OF CONTENTS
To the Shareholders ....................  1  Notes to Financial Statements ..................  14
Interview With Your Portfolio Manager ..  2  Financial Highlights ...........................  17
Performance Overview ...................  4  Report of Independent Auditors .................  19
Portfolio Overview .....................  6  Federal Tax Status of 1998 Gain Distribution
Portfolio of Investments ...............  8    for Taxable Accounts .........................  20
Statement of Assets and Liabilities .... 11  Board of Directors .............................  21
Statement of Operations ................ 12  Executive Officers AND For More Information ....  22
Statements of Changes in Net Assets .... 13  Glossary of Financial Terms ....................  23

TO THE SHAREHOLDERS

Seligman Capital Fund had strong performance for 1998, posting a total return of 19.12% based on the net asset value of Class A shares. This return outpaced the 11.37% total return of the Fund's peers, as measured by the Lipper Mid Cap Funds Average, and the 17.86% total return of the Russell Midcap Growth Index, which measures the performance of medium-sized growth stocks. A discussion with your Portfolio Manager regarding the Fund's results begins on page 2.

The past year was one of continued growth for the US economy, with real domestic growth of 3.9%, marking the eighth year of economic expansion. A widely watched market measure, the Standard & Poor's 500 Composite Stock Price Index (S&P 500), rose 28.58% in 1998, the first time in history that the S&P 500 registered more than 20% gains four years in a row. But, despite the strong year-end numbers, 1998 was the most volatile year for the markets since 1987.

In 1998, exceptional performance from an extremely narrow list of stocks masked the true investment results in the broad market. In fact, 197 stocks within the S&P 500, representing 39% of the Index, actually lost market value during the last 12 months. Investment results between asset classes were also more widely dispersed than usual. The disparity was almost unprecedented. For example, while the large-cap S&P 500 rose 28.58%, the Russell 2000 Index, which measures small-cap stocks, declined 2.55%. Mid-cap stocks had a mixed year, far outpacing the returns of small-cap stocks, but lagging the extraordinary results of large caps.

The markets' volatility can be attributed to a number of factors -- some domestic, many international. The international economic background in 1998 was one of steadily deteriorating conditions as a financial crisis, originally limited to a few Asian countries, spread throughout other regions. Currency instability and rising global recession/deflation fears exacerbated market volatility. Anxiety increased following the Russian debt default and the near-collapse of Long-Term Capital Management LP, a large hedge fund plagued by a series of bad currency investments. By late August, a stock market correction threatened to turn into a more significant decline as the Dow Jones Industrial Average fell more than 850 points in two days, wiping out all of the year's gains.

During the second half of the year, the Federal Reserve Board cut the federal-funds rate three times. These actions confirmed the Fed's resolve to protect the US economy from the global financial crisis, and markets responded favorably throughout November and December.

Subdued inflation, low interest rates, improving prospects in Asia, and a Federal Reserve leading the fight against global recession are all positive for the US markets in 1999. We expect a challenging environment confronted with economic uncertainties and continued high volatility. Pressure on corporate profits is likely to continue as the US enters a period of slower growth. Valuations on some of the largest stocks seem excessive, and any broadening of the market in 1999 may negatively affect their share prices. In addition, low commodity prices are impacting much of the world, making it harder for US multinationals to export. Nonetheless, we see moderately positive returns for the year in line with our lower growth projections.

Seligman continues to work to ensure that all of its operations are prepared for the challenges posed by the Year 2000 (Y2K) computer problem. We are confident that there will be no disruption in the investment and shareholder services provided by your Fund as a result of Y2K. In addition, your portfolio management team considers the potential ramifications of Y2K when making decisions on which securities should be held by the Fund.

Thank you for your continued support of Seligman Capital Fund in 1998. We look forward to serving your investment needs in 1999.

By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C.  Morris
Chairman

                                 /s/ Brian T. Zino
                                 -----------------
                                 Brian T.  Zino
                                 President

January 29, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS

Q.  HOW DID SELIGMAN CAPITAL FUND PERFORM IN THE LAST 12 MONTHS?

A. Seligman Capital Fund posted a total return of 19.12% based on the net asset value of Class A shares for the 12 months ended December 31, 1998. This return far outpaced the 11.37% total return of its peers, as measured by the Lipper Mid Cap Funds Average. It also outpaced the 17.86% total return of the Russell Midcap Growth Index, which measures the performance of mid-capitalization growth stocks.

Q.  WHICH ECONOMIC AND MARKET FACTORS INFLUENCED THE FUND'S RESULTS IN 1998?

A. In 1998, the US economy expanded for the eighth consecutive year as we experienced a continuation of subdued inflation, low interest rates, and strong consumer demand. Against this backdrop, mid-capitalization growth stocks (stocks with market capitalizations between $1 billion and $10 billion) performed well, but not as well as larger-capitalization stocks, as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500), which was up 28.58%.

    As investors worried about everything from deflationary pressures in the US to devalued currencies in the emerging markets, the largest, most liquid companies in the US were rewarded in a "flight to quality." This trend, while positive for the biggest stocks in the market, came at the expense of small- and mid-cap stocks, which underperformed their large-cap counterparts despite having attractive fundamentals. The narrowing of the market was so severe in 1998 that within the S&P 500, 50 stocks accounted for about 94% of the performance of the index.

    Will this narrowness continue in 1999? We do not know, but we did see signs of a broadening of the market in the fourth quarter of 1998. Seligman Capital Fund, as a mid-cap growth fund, benefited from this trend in late 1998, and is positioned to do likewise in 1999 if the trend continues.

Q.  WHAT WAS YOUR INVESTMENT STRATEGY?

A. What we like most about mid-cap stocks as an asset class is that while they tend to have growth rates similar to small-cap stocks, they also tend to have track records that smaller startups lack. Many mid caps also have breadth of management and multiple products. The companies we look to invest in are companies that we believe have the potential to outgrow the mid-cap universe in a few years, if not sooner, and become large-company growth stocks. At that point, we would generally sell the stock to maintain our investment discipline, and reinvest those assets in the next promising mid-cap company.

    Specifically, our strategy is to invest in mid-cap stocks with growth rates at least twice that of the market. Based on our three-year corporate profit growth projection of 8% to 10%, we are currently looking at companies that we believe have the ability to grow their earnings by at least 15% per year.

    We look to have a fairly concentrated portfolio, with about 60 stocks. This allows us to really know the companies we own. At year-end, our top 10 holdings accounted for 26% of the Fund's portfolio.

    When choosing a stock, we perform both quantitative and fundamental analysis, so we can screen for both top- and bottom-line growth. If we do not see a strong




[GRAPHIC]                                         A TEAM APPROACH

GROWTH TEAM: (FROM LEFT) MICHELLE BORRE,          Seligman   Capital   Fund   is
DAVE      LEVY,      SHEILA      GRAYSON          managed by the Seligman Growth
(ADMINISTRATIVE   ASSISTANT),   (SEATED)          Team,   headed  by  Marion  S.
MARION    S.    SCHULTHEIS    (PORTFOLIO          Schultheis.  Ms. Schultheis is
MANAGER); (NOT PICTURED) CRAIG CHODASH            assisted by a team of seasoned
                                                  research professionals who are
                                                  responsible   for  identifying
                                                  those  companies  in  specific
                                                  industries   that   offer  the
                                                  greatest potential for growth,
                                                  consistent   with  the  Fund's
                                                  objective.

    catalyst for growth going forward, we will not invest in a company. Evaluating the strength of a company's management is also a major factor in our investment strategy. We look for managements with vision and consistent messages, who can deliver on their promises.

    The final thing we look at is valuations within an industry group. We analyze companies based on historical performance, balance sheets, debt levels, and earnings growth potential. We then decide what we are willing to pay for the highest-quality companies in any given industry group.

Q.  WHAT INDUSTRIES AFFECTED THE FUND'S PERFORMANCE LAST YEAR?

A. While strong earnings in technology, telecommunications, and consumer cyclicals translated into solid returns for Seligman Capital Fund, overall performance in 1998 was affected more by moves in individual stocks than by broad industry trends.

    In technology, it is always important to be invested in the right niches. In 1998, anything Internet-related did extremely well. While we do not own companies whose only business is the Internet -- due to their lofty valuations and lack of earnings -- we have nonetheless benefited from the internet boom. Many of the technology companies we hold are actually involved in building and maintaining the infrastructure of the Internet. These are real companies, growing real earnings, with real prospects looking out 18 months.

    Telecommunications was another area of strength for the Fund. As with the technology sector, much of the excitement in telecommunications was Internet-driven.

    Finally, the Fund benefitted from several of its consumer-cyclical holdings.

    The Fund's performance was hurt by our exposure to industrial stocks. While none of our holdings had direct exposure to Asia, many of their customers did. This, coupled with deflation in commodity prices, made 1998 a tough year for many of these companies.

Q.  WHAT IS YOUR OUTLOOK?

A. Since mid-cap growth stocks did not participate in the market runup in 1998 to the same extent as large caps, valuations of many quality mid-cap stocks going into 1999 are attractive. And if we see a continued broadening of the market away from the largest-capitalization stocks, Seligman Capital Fund's holdings will likely benefit.

    Much like last year, 1999 will be a stock-pickers' market. Companies that can either hit or surpass their earnings estimates will be rewarded, while companies that fall short will be punished severely. That is positive for Seligman Capital Fund, where our strategy focuses on looking for companies with the potential for positive earnings surprises. Some of the areas we are excited about in 1999 include broadcasting and advertising, telecommunications, and specialty retailers.

    The biggest potential risks to the US market in 1999 come from outside the country. A continuation of the economic problems in Latin America, particularly Brazil, could have negative repercussions on some of the higher-priced growth stocks in the US. And while there are signs of eventual improvements in Asia in 1999, any slowing of growth in China will also hurt US stocks.

    Fortunately, the mid-cap companies in Seligman Capital Fund are domestic in nature, relying little on international markets for earnings growth. As long as the US economy continues to grow modestly, and US consumer demand remains strong, Seligman Capital Fund should have a positive year.

PERFORMANCE OVERVIEW

     This chart compares a $10,000 hypothetical investment made in Seligman Capital Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended December 31, 1998, to a $10,000 investment made in the Lipper Mid Cap Funds Average (Lipper Mid Cap Average) and the Russell Midcap Growth Index for the same period. The performances of Seligman Capital Fund Class B and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the Lipper Mid Cap Average and the Russell Midcap Growth Index exclude the effect of fees and/or sales charges.


     ---------------------------------------------------------------------


[The following table represents a chart in the printed piece.]

            W/O Load    With load   Lipper     Russell

12/31/88     10000         9524      10000      10000
3/31/89      10807        10292      10766      10631
6/30/89      11614        11061      11699      11675
9/30/89      13525        12882      12997      13072
12/31/89     13244        12614      12780      13148
3/31/90      12816        12206      12654      12685
6/30/90      14805        14101      13670      13771
9/30/90      11547        10912      11033      10984
12/31/90     13427        12788      12149      12473
3/31/91      16263        15489      14774      15352
6/30/91      16392        15612      14650      15114
9/30/91      18333        17461      15977      16354
12/31/91     20767        19779      17645      18341
3/31/92      20493        19518      17705      17781
6/30/92      19558        18628      16671      16954
9/30/92      20780        19791      17247      17862
12/31/92     23169        22066      19593      19937
3/31/93      23386        22273      19948      20117
6/30/93      23141        22040      20441      20119
9/30/93      24623        23452      21955      21475
12/31/93     24281        23126      22484      22168
3/31/94      23535        22416      21789      21481
6/30/94      20810        19820      20695      20536
9/30/94      22622        21546      22369      21994
12/31/94     22567        21493      22213      21688
3/31/95      23835        22701      23770      24033
6/30/95      25994        24757      25853      25962
9/30/95      28222        26879      28614      28520
12/31/95     30989        29514      29094      29056
3/31/96      33116        31540      30869      30930
6/30/96      35759        34058      32510      32087
9/30/96      36713        34967      33530      33178
12/31/96     36176        34454      34367      34137
3/31/97      34672        33022      32336      32891
6/30/97      39603        37718      37384      37732
9/30/97      44755        42626      42695      43011
12/31/97     44235        42130      41394      41829
3/31/98      49271        46926      46420      46823
6/30/98      50435        48035      45780      46795
9/30/98      40236        38322      37507      38985
12/31/98     52694        50187      46099      49304



     The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 1998

                                                                       AVERAGE ANNUAL
                                                ------------------------------------------------------------
                                                                                    CLASS B      CLASS D
                                                                                     SINCE        SINCE
                                      SIX          ONE       FIVE         10       INCEPTION    INCEPTION
                                     MONTHS*      YEAR       YEARS       YEARS      4/22/96      5/3/93
                                   -----------  --------   --------    --------   -----------  -----------
CLASS A**
With Sales Charge                    (0.47)%      13.48%     15.62%      17.51%         n/a          n/a
Without Sales Charge                  4.48        19.12      16.76       18.08          n/a          n/a

CLASS B**
With CDSC+                           (0.92)       13.24        n/a         n/a        15.68%         n/a
Without CDSC                          4.08        18.24        n/a         n/a        16.54          n/a

CLASS D**
With 1% CDSC                          3.07        17.23        n/a         n/a          n/a          n/a
Without CDSC                          4.07        18.23      15.57         n/a          n/a        15.20%

LIPPER MID CAP FUNDS AVERAGE***       0.70        11.37      15.44       16.51        13.93++      16.60+++

RUSSELL MIDCAP GROWTH INDEX***        5.36        17.86      17.33       17.30        17.02++      18.01+++


NET ASSET VALUE

                DECEMBER 31, 1998     JUNE 30, 1998     DECEMBER 31, 1997
               -------------------    -------------     -----------------
CLASS A              $20.06              $19.93              $17.48
CLASS B               18.44               18.45               16.24
CLASS D               18.45               18.46               16.25


CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 1998

PAID                          $0.676
UNDISTRIBUTED REALIZED         0.3880
UNREALIZED                     6.67200

     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

-------------------------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price per share and assume the investment of capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

 *** The Lipper Mid Cap Funds Average and the Russell Midcap Growth Index are unmanaged benchmarks that assume investment of dividends. The Lipper Mid Cap Funds Average and the Russell Midcap Growth Index exclude the effect of fees and/or sales charges. Investors cannot invest directly in an average or an index. The monthly performances are used in the Performance Overview for the Lipper Mid Cap Funds Average.

   + The CDSC is 5% for periods of one year or less, and 3% since inception. ++ From April 30, 1996.

 +++ From April 30, 1993.

   0 Represents net gain realized November and December 1998, payable in 1999.

  00 Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1998.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 1998

                                                                                                   PERCENT OF NET ASSETS
                                                                                                        DECEMBER 31,
                                                                                                   ---------------------
                                                           ISSUES        COST          VALUE          1998      1997
                                                          --------   ------------   ------------    -------    -------
COMMON STOCKS:
  Basic Materials ....................................        2      $  7,502,078   $  8,681,863      2.5        3.6
  Capital Goods ......................................        7        31,612,864     38,202,950     11.2        3.2
  Communications Services ............................        2         9,445,646     20,686,188      6.1        4.2
  Consumer Cyclicals .................................       16        55,051,019     82,744,675     24.3       12.3
  Consumer Staples ...................................       10        33,417,337     55,346,430     16.2       17.2
  Energy .............................................        2         4,922,430      4,752,163      1.4        4.9
  Financial Services .................................        7        18,910,683     35,255,988     10.4       21.5
  Health Care ........................................        5        15,344,142     23,140,138      6.8       10.4
  Printing and Publishing ............................       --                --             --       --        1.1
  Savings and Loan Companies .........................       --                --             --       --        6.7
  Technology .........................................       11        35,145,143     54,674,828     16.1       14.5
  Transportation .....................................        1         4,604,058      5,912,336      1.7         --
  Utilities ..........................................        1         1,962,745      3,027,262      0.9         --
  Other ..............................................        1                --         23,328       --         --
                                                          -----      ------------   ------------    -----      -----
                                                             65       217,918,145    332,448,149     97.6       99.6
SHORT-TERM HOLDINGS AND
   OTHER ASSETS LESS LIABILITIES .....................        1         8,128,214      8,128,214      2.4        0.4
                                                          -----      ------------   ------------    -----      -----
NET ASSETS ...........................................       66      $226,046,359   $340,576,363    100.0      100.0
                                                          =====      ============   ============    =====      =====


LARGEST INDUSTRIES
DECEMBER 31, 1998

[The following table represents a chart in the printed piece.]

CONSUMER CYCLICALS        24.3%         $82,744,675
CONSUMER STAPLES          16.2%          55,346,430
TECHNOLOGY                16.1%          54,674,828
CAPITAL GOODS             11.2%          38,202,950
FINANCIAL SERVICES        10.4%          35,255,988

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                          SHARES
                                  ------------------------
                                                HOLDINGS
ADDITIONS                          INCREASE     12/31/98
-------------                     -----------  -----------
Applied Power (Class A) .......... 241,300       241,300
Deluxe ........................... 195,400       195,400
Electronic Arts .................. 149,800       149,800
General Dynamics .................  98,000        98,000
Infinity Broadcasting (Class A) .. 325,200       325,200
Leggett & Platt .................. 253,400       253,400
Office Depot ..................... 262,400       262,400
Service Corp. International ...... 158,900       158,900
ServiceMaster .................... 218,900       218,900
VERITAS Software ................. 130,800       130,800


                                          SHARES
                                 --------------------------
                                                HOLDINGS
REDUCTIONS                         DECREASE     12/31/98
---------------                  -------------  -----------
AutoZone ......................... 250,800            --
BMC Software ..................... 120,000            --
Budget Group (Class A) ........... 218,200            --
Gartner Group (Class A) .......... 203,500            --
Jones Apparel Group .............. 230,000            --
Life Re ..........................  55,000            --
Omnicare ......................... 150,000            --
Proffitt's ....................... 157,000            --
Schwab (Charles) ................. 126,800       105,700(1)
Synopsys ......................... 130,000            --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

-------------------------
(1)  Includes 57,500 shares received as a result of 3-for-2 stock split.


LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 1998

SECURITY                                      VALUE
--------                                   -----------
Century Telephone Enterprises ..........   $12,406,500
Office Depot ...........................     9,692,400
Interpublic Group of Companies .........     9,147,325
Applied Power (Class A) ................     9,109,075
Infinity Broadcasting (Class A) ........     8,902,350
Electronic Arts ........................     8,398,163
Molex ..................................     8,289,200
Tele-Communications (Series A)
  TCI Ventures Group ...................     8,279,688
VERITAS Software .......................     7,831,650
Deluxe .................................     7,144,312

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

                                       SHARES         VALUE
                                      --------       -------

COMMON STOCKS  97.6%
BASIC MATERIALS  2.5%
CROMPTON & KNOWLES
   Retailer of specialty chemicals
   for the textile and paper
   industries                         173,300     $  3,585,144
MINERALS TECHNOLOGIES
   Marketer of specialty minerals
   and products                       124,500        5,096,719
                                                  ------------
                                                     8,681,863
                                                  ------------
CAPITAL GOODS  11.2%
APPLIED POWER (CLASS A)
   Provider of tools and equipment
   for the computer and tele-
   communication industries           241,300        9,109,075
GENERAL DYNAMICS
   Manufacturer of defense
   products                            98,000        5,745,250
MOLEX
   Worldwide manufacturer of
   electrical products and systems    217,600        8,289,200
NUCOR
   Manufacturer of steel joints,
   angles, and rounds                  25,000        1,081,250
PALL
   Designer and manufacturer of
   disposable filters                 183,500        4,644,844
RAYOVAC*
   Manufacturer of general and
   hearing aid batteries              171,700        4,582,244
WASTE MANAGEMENT
   Provider of waste management
   services                           101,900        4,751,087
                                                  ------------
                                                    38,202,950
                                                  ------------
COMMUNICATIONS SERVICES  6.1%
CENTURY TELEPHONE ENTERPRISES
   Provider of regional
   telephone services                 183,800       12,406,500
TELE-COMMUNICATIONS (SERIES A)
   TCI VENTURES GROUP*
   Holding company which
   has stakes in international
   cable, Internet, and telephone
   ventures                           350,000        8,279,688
                                                  ------------
                                                    20,686,188
                                                  ------------
CONSUMER CYCLICALS  24.3%
CIRCUIT CITY STORES--CIRCUIT CITY GROUP
   Retailer of consumer electronics
   and major appliances                98,600        4,923,838
FASTENAL
   Industrial and construction
   supplies retailer                   79,200        3,482,325
CONSUMER CYCLICALS (CONTINUED)
GENERAL NUTRITION*
   Vitamin, mineral, and sports
   nutrition supplement supplier      161,200     $  2,614,463
HA-LO INDUSTRIES*
   Distributor of specialty
   advertising products               114,500        4,308,062
HARLEY-DAVIDSON
   Manufacturer of motorcycles        115,000        5,448,125
INTERPUBLIC GROUP OF COMPANIES
   Worldwide advertising agency       114,700        9,147,325
ITT EDUCATIONAL SERVICES
   Provider of technology-oriented
   schooling                          175,500        5,967,000
LANCASTER COLONY
   Manufacturer of automobile
   products, specialty foods,
   glassware, and candles             109,600        3,514,050
LEGGETT & PLATT
   Manufacturer of home
   furnishings                        253,400        5,574,800
LOWE'S COMPANIES
   Retailer of building materials
   and supplies                        85,900        4,397,006
OFFICE DEPOT*
   Office products retailer           262,400        9,692,400
SERVICE CORP. INTERNATIONAL
   Provider of funeral services       158,900        6,048,131
SERVICEMASTER
   Provider of lawn care, termite
   and pest control, cleaning,
   and home inspection services       218,900        4,829,481
SNYDER COMMUNICATIONS*
   Provider of marketing services     107,900        3,641,625
TJX COMPANIES
   Retailer of discount clothing
   and home fashions                  176,300        5,112,700
WILLIAMS-SONOMA*
   Retailer of cooking equipment,
   home furnishings, and garden
   accessories                        100,300        4,043,344
                                                  ------------
                                                    82,744,675
                                                  ------------
CONSUMER STAPLES  16.2%
APOLLO GROUP*
   Provider of higher education
   programs                            93,300        3,154,706
CBS
   Radio and television
   broadcasting                       195,000        6,386,250
CARDINAL HEALTH
   Distributor of pharmaceutical
   products                            67,500        5,121,562
CHANCELLOR MEDIA*
   Radio broadcasting                  97,800        4,679,119

-------------------------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998


                                       SHARES         VALUE
                                      --------       -------
CONSUMER STAPLES (CONTINUED)
CLOROX
   Manufacturer and marketer of
   household consumer products         32,900     $  3,843,131
DELUXE
   Provider of information
   solutions services to the
   financial and retail industries    195,400        7,144,312
DIAL
   Manufacturer and marketer of
   personal care, household, and
   laundry products                   220,000        6,352,500
INFINITY BROADCASTING (CLASS A)*
   Operator of radio stations;
   provider of outdoor advertising    325,200        8,902,350
KROGER*
   Operator of supermarkets and
   convenience stores                 100,000        6,050,000
NEWELL
   Manufacturer and marketer
   of home furnishings                 90,000        3,712,500
                                                  ------------
                                                    55,346,430
                                                  ------------
ENERGY  1.4%
ANADARKO PETROLEUM
   Explorer and producer of oil
   and gas                            105,700        3,263,488
ENRON OIL & GAS
   Explorer and producer of oil
   and gas                             86,300        1,488,675
                                                  ------------
                                                     4,752,163
                                                  ------------
FINANCIAL SERVICES  10.4%
AFLAC
   Provider of supplemental
   insurance at the work site         130,000        5,720,000
NATIONWIDE FINANCIAL SERVICES
   (CLASS A)
   Insurance provider                 115,000        5,944,063
OLD REPUBLIC INTERNATIONAL
   Holding company; subsidiaries
   provide risk management and
   reinsurance services               198,300        4,461,750
PROGRESSIVE (OHIO)
   High-risk auto insurance            25,600        4,336,000
PROVIDENT COMPANIES
   Provider of health and
   life insurance                     120,000        4,980,000
SCHWAB (CHARLES)
   Financial services firm            105,700        5,939,019
SOUTHTRUST
   Operator of SouthTrust
   Bank N.A.                          105,000        3,875,156
                                                  ------------
                                                    35,255,988
                                                  ------------
HEALTH CARE  6.8%
ALZA*
   Developer of pharmaceutical
   products                            77,100     $  4,028,475
BIOGEN*
   Developer of genetically
   engineered drugs                    65,000        5,390,937
COVANCE*
   Provider of medical laboratory
   and testing services               217,900        6,346,338
UNIVERSAL HEALTH SERVICES (CLASS B)*
   Owner and operator of
   health care institutions           100,900        5,234,188
WELLPOINT HEALTH NETWORKS*
   Provider of health care services    24,600        2,140,200
                                                  ------------
                                                    23,140,138
                                                  ------------
TECHNOLOGY  16.1%
APPLIED MATERIALS*
   Developer, manufacturer, and
   marketer of semiconductor
   wafer fabrication equipment         70,500        3,011,672
ASCEND COMMUNICATIONS*
   Provider of telecommunication
   networking products                 45,900        3,019,359
CADENCE DESIGN SYSTEMS*
   Manufacturer of electronic
   design automation software         117,000        3,480,750
COMPUWARE*
   Provider of mainframe software
   and consulting services             58,200        4,545,056
ELECTRONIC ARTS*
   Developer, marketer, and
   distributor of entertainment
   software                           149,800        8,398,163
FISERV*
   Provider of data
   processing services                 96,900        4,981,266
GENERAL INSTRUMENT*
   Developer of analog and
   digital systems                    171,100        5,806,706
MAXIM INTEGRATED PRODUCTS*
   Manufacturer of linear and
   mixed-signal integrated circuits    73,600        3,213,100
NETWORK ASSOCIATES*
   Supplier of network security
   and anti-virus utilities            67,800        4,498,106
PARAMETRIC TECHNOLOGY*
   Developer of mechanical
   design software                    362,400        5,889,000
VERITAS SOFTWARE*
Developer and marketer of
storage devices for computer
systems                               130,800        7,831,650
                                                  ------------
                                                    54,674,828
                                                  ------------

-------------------------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998


                                       SHARES         VALUE
                                      --------       -------
TRANSPORTATION  1.7%
CNF TRANSPORTATION
   Provider of transportation
   services                           157,400     $  5,912,336
                                                  ------------
UTILITIES  0.9%
AES*
   Electrical supplier                 63,900        3,027,262
                                                  ------------
OTHER                                                   23,328
                                                  ------------
TOTAL COMMON STOCKS
   (Cost $217,918,145)                             332,448,149
                                                  ------------


                                                      VALUE
                                                     -------
SHORT-TERM HOLDINGS  4.2%
   (Cost $14,365,000)                             $ 14,365,000
                                                  ------------
TOTAL INVESTMENTS  101.8%
   (Cost $232,283,145)                             346,813,149
OTHER ASSETS
  LESS LIABILITIES  (1.8)%                          (6,236,786)
                                                  ------------
NET ASSETS  100.0%                                $340,576,363
                                                  ============

-------------------------
*    Non-income producing security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS:
Investments, at value:
  Common stocks (cost $217,918,145)                                   $332,448,149
  Short-term holdings (cost $14,365,000)                                14,365,000    $346,813,149
                                                                      ------------
Cash                                                                                       415,338
Receivable for securities sold                                                           9,664,448
Receivable for Capital Stock sold                                                        1,029,706
Receivable for interest and dividends                                                       81,346
Investment in, and expenses prepaid to, shareholder service agent                           68,837
Other                                                                                       13,639
                                                                                      ------------
TOTAL ASSETS                                                                           358,086,463
                                                                                      ------------

LIABILITIES:
Payable for securities purchased                                                        15,836,176
Payable for Capital Stock repurchased                                                    1,103,124
Accrued expenses, taxes, and other                                                         570,800
                                                                                      ------------
TOTAL LIABILITIES                                                                       17,510,100
                                                                                      ------------
NET ASSETS                                                                            $340,576,363
                                                                                      ============
Composition of Net Assets:
Capital Stock, at par ($1 par value;  500,000,000 shares authorized;
  17,166,192 shares outstanding):
  Class A                                                                             $ 14,874,799
  Class B                                                                                  804,107
  Class D                                                                                1,487,286
Additional paid-in capital                                                             202,324,325
Accumulated net investment loss                                                           (101,130)
Undistributed net realized gain                                                          6,656,972
Net unrealized appreciation of investments                                             114,530,004
                                                                                      ------------
NET ASSETS                                                                            $340,576,363
                                                                                      ============

NET ASSET VALUE PER SHARE:
CLASS A ($298,319,227 / 14,874,799 shares)                                                  $20.06
                                                                                            ======
CLASS B ($14,824,045 / 804,107 shares)                                                      $18.44
                                                                                            ======
CLASS D ($27,433,091 / 1,487,286 shares)                                                    $18.45
                                                                                            ======

-------------------------
See Notes to Financial Statements.

INVESTMENT INCOME:
Dividends                                                             $  1,409,055
Interest                                                                   949,990
                                                                      ------------
TOTAL INVESTMENT INCOME                                                               $  2,359,045

Expenses:
Management fee                                                           1,504,151
Distribution and service fees                                            1,030,672
Shareholder account services                                               503,426
Registration                                                                92,420
Custody and related services                                                76,294
Shareholder reports and communications                                      74,602
Auditing and legal fees                                                     69,504
Directors' fees and expenses                                                12,510
Miscellaneous                                                               14,413
                                                                      ------------
TOTAL EXPENSES                                                                           3,377,992
                                                                                      ------------
NET INVESTMENT LOSS                                                                     (1,018,947)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                        33,498,209
Net change in unrealized appreciation of investments                    26,383,287
                                                                      ------------
NET GAIN ON INVESTMENTS                                                                 59,881,496
                                                                                      ------------
INCREASE IN NET ASSETS FROM OPERATIONS                                                $ 58,862,549
                                                                                      ============

-------------------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               YEAR ENDED DECEMBER 31,
                                                                                         --------------------------------
                                                                                              1998               1997
                                                                                         -------------      -------------
OPERATIONS:
Net investment loss ............................................................         $  (1,018,947)     $  (1,121,481)
Net realized gain on investments ...............................................            33,498,209         46,191,130
Net change in unrealized appreciation of investments ...........................            26,383,287         15,868,425
                                                                                         -------------      -------------
INCREASE IN NET ASSETS FROM OPERATIONS .........................................            58,862,549         60,938,074
                                                                                         -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A .....................................................................           (10,025,257)       (35,225,045)
   Class B .....................................................................              (488,970)        (1,063,047)
   Class D .....................................................................              (936,470)        (3,268,410)
                                                                                         -------------      -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ......................................           (11,450,697)       (39,556,502)
                                                                                         -------------      -------------


                                                          SHARES
                                              ----------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                              ----------------------------------
                                                    1998               1997
                                              -----------------   --------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A                                           509,217             722,658             9,432,693         12,694,774
   Class B                                           253,196             203,299             4,232,400          3,394,305
   Class D                                           198,721             282,020             3,380,399          4,666,806
Exchanged from associated Funds:
   Class A                                        17,652,456           7,393,028           318,464,290        134,946,924
   Class B                                           830,239              71,826            13,846,907          1,180,425
   Class D                                           321,693             451,710             5,485,391          7,177,305
Shares issued in payment of gain
  distributions:
   Class A                                           513,222           1,869,785             9,125,187         31,392,717
   Class B                                            26,925              62,796               440,484            981,506
   Class D                                            53,532             201,933               876,280          3,156,217
                                                 -----------         -----------         -------------      -------------
Total                                             20,359,201          11,259,055           365,284,031        199,590,979
                                                 -----------         -----------         -------------      -------------
Cost of shares repurchased:
   Class A                                        (2,097,094)         (2,300,687)          (38,074,268)       (41,032,182)
   Class B                                           (66,337)            (24,413)           (1,101,885)          (414,612)
   Class D                                          (303,184)           (278,783)           (5,083,314)        (4,611,613)
Exchanged into associated Funds:
   Class A                                       (17,964,860)         (7,289,681)         (327,416,067)      (133,177,110)
   Class B                                          (759,346)            (74,496)          (12,687,007)        (1,227,418)
   Class D                                          (389,223)           (342,474)           (6,496,041)        (5,595,585)
                                                 -----------         -----------         -------------      -------------
Total                                            (21,580,044)        (10,310,534)         (390,858,582)      (186,058,520)
                                                 -----------         -----------         -------------      -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL SHARE TRANSACTIONS                 (1,220,843)            948,521           (25,574,551)        13,532,459
                                                 ===========         ===========         -------------      -------------

INCREASE IN NET ASSETS .........................................................            21,837,301         34,914,031

NET ASSETS:
Beginning of year ..............................................................           318,739,062        283,825,031
                                                                                         -------------      -------------
END OF YEAR (including accumulated net investment loss of $101,130
   and $106,527, respectively) .................................................         $ 340,576,363      $ 318,739,062
                                                                                         =============      =============

-------------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Capital Fund, Inc. (the "Fund") offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

D. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1998, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund. For the year ended December 31, 1998, the Fund

      For the year ended December 31, 1998, the Fund redeemed 21,580,044 of its shares from shareholders aggregating $390,858,582, of which approximately $26,900,000 represents capital gain distributions. This information is provided for federal income tax purposes only.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1998, amounted to $396,272,079 and $441,210,415, respectively.

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $114,822,744 and $292,740, respectively.

NOTES TO FINANCIAL STATEMENTS

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a per annum percentage of the Fund's daily net assets. The management fee rate is calculated on a sliding scale of 0.55% to 0.45%, based on average daily net assets of all the investment companies managed by the Manager. The management fee reflected in the Statement of Operations represents 0.48% per annum of the Fund's average daily net assets.

     Seligman Advisors, Inc. (the "Distributor") (formerly Seligman Financial Services, Inc.), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $17,323 from sales of Class A shares, after commissions of $132,668 were paid to dealers.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1998, fees incurred under the Plan aggregated $680,364 or 0.24% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended December 31, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $104,635 and $245,673, respectively.

     The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended December 31, 1998, such charges amounted to $4,474.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments retained by the Distributor for the year ended December 31, 1998, amounted to $5,772.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1998, Seligman Services, Inc. received commissions of $4,797 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $84,642, pursuant to the Plan.

     Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $482,858 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $2,199.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the

NOTES TO FINANCIAL STATEMENTS

accumulated balance thereof at December 31, 1998, of $101,130 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. COMMITTED LINE OF CREDIT -- Effective July 1, 1998, the Fund entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

FINANCIAL HIGHLIGHTS

     The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges, and are not annualized for periods of less than one year.

                                                                              CLASS A
                                                      ---------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------
                                                       1998         1997         1996         1995       1994
                                                      -------     --------     --------     --------    -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ...............    $17.48       $16.36      $15.59       $13.17      $15.95
                                                      ------       ------      ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .....................     (0.04)       (0.06)      (0.04)       (0.02)      (0.06)
Net realized and unrealized gain (loss)
  on investments .................................      3.30         3.61        2.68         4.74       (1.12)
                                                      ------       ------      -------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS .................      3.26         3.55        2.64         4.72       (1.18)
                                                      ------       ------      -------      ------      ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain .....     (0.68)       (2.43)      (1.87)       (2.30)      (1.60)
                                                      ------       ------      -------      ------      ------
TOTAL DISTRIBUTIONS ..............................     (0.68)       (2.43)      (1.87)       (2.30)      (1.60)
                                                      ------       ------      -------      ------      ------
NET ASSET VALUE, END OF YEAR .....................    $20.06       $17.48      $16.36       $15.59      $13.17
                                                      ======       ======      ======       ======      ======

TOTAL RETURN: ....................................     19.12%       22.28%      16.74%       37.32%      (7.06)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) ...........    $298,319     $284,214    $259,514     $215,688    $162,556
Ratio of expenses to average net assets ..........       0.99%        1.05%       1.07%        1.09%       1.13%
Ratio of net income (loss) to average net assets .     (0.24)%      (0.29)%     (0.25)%      (0.11)%     (0.39)%
Portfolio turnover rate ..........................     132.18%      104.33%      94.97%      103.60%      70.72%

-------------------------
See footnotes on page 18.

FINANCIAL HIGHLIGHTS

                                                            CLASS B
                                                  ----------------------------
                                                   YEAR ENDED
                                                   DECEMBER 31,       4/22/96*
                                                  --------------        TO
                                                   1998       1997    12/31/96
                                                  ------     ------   --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ............ $16.24     $15.47   $16.43
                                                  ------     -------  ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ....................  (0.17)     (0.18)   (0.10)
Net realized and unrealized gain
  on investments. ...............................   3.05       3.38     1.01
                                                  ------     -------  ------
TOTAL FROM INVESTMENT OPERATIONS ................   2.88       3.20     0.91
                                                  ------     -------  ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain ....  (0.68)     (2.43)   (1.87)
                                                  ------     -------  ------
TOTAL DISTRIBUTIONS .............................  (0.68)     (2.43)   (1.87)
                                                  ------     -------  ------
NET ASSET VALUE, END OF PERIOD .................. $18.44     $16.24   $15.47
                                                  ======     =======  ======
TOTAL RETURN: ...................................  18.24%     21.26%    5.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ........ $14,824    $8,437   $4,337
Ratio of expenses to average net assets .........   1.75%     1.81%    1.89%+
Ratio of net income (loss) to average net assets  (1.00)%   (1.05)%  (0.99)%+
Portfolio turnover rate ......................... 132.18%   104.33%   94.97%++


                                                                            CLASS D
                                                      ---------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------
                                                       1998       1997       1996       1995       1994
                                                      ------     ------     ------     -------    -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR .................  $16.25     $15.47     $14.94     $12.82     $15.86
                                                      ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .......................   (0.17)     (0.18)     (0.16)     (0.14)     (0.33)
Net realized and unrealized gain (loss)
  on investment ....................................    3.05       3.39       2.56       4.56      (1.11)
                                                      ------     ------     ------     ------     ------
TOTAL FROM INVESTMENT OPERATIONS ...................    2.88       3.21       2.40       4.42      (1.44)
                                                      ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain .......   (0.68)     (2.43)     (1.87)     (2.30)     (1.60)
                                                      ------     ------     ------     ------     ------
TOTAL DISTRIBUTIONS ................................   (0.68)     (2.43)     (1.87)     (2.30)     (1.60)
                                                      ------     ------     ------     ------     ------
NET ASSET VALUE, END OF YEAR .......................  $18.45     $16.25     $15.47     $14.94     $12.82
                                                      ======     ======     ======     ======     ======

TOTAL RETURN: ......................................   18.23%     21.34%     15.84%     35.98%     (8.75)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000s omitted) .............  $27,433    $26,088    $19,974    $9,137     $3,179
Ratio of expenses to average net assets ............    1.75%      1.81%      1.83%     2.02%      2.66%
Ratio of net income (loss) to average net assets ...  (1.00)%    (1.05)%    (1.00)%   (1.06)%    (2.28)%
Portfolio turnover rate ............................  132.18%    104.33%     94.97%   103.60%     70.72%

-------------------------
 * Commencement of offering of shares.
 + Annualized.
++ For the year ended December 31, 1996.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN CAPITAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Capital Fund, Inc. as of December 31, 1998, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Capital Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
------------------------
DELOITTE & TOUCHE LLP
New York, New York
January 29, 1999

FEDERAL TAX STATUS OF 1998 GAIN DISTRIBUTION FOR TAXABLE ACCOUNTS

A net long-term gain distribution of $0.676 per share, realized on investments from November 1997 to October 1998, was paid on November 23, 1998, to Class A, B, and D shareholders. In 1997, Congress revised the capital gains provisions so that depending on how long a security was owned when it was sold, investors may have been faced with a 28% capital gains rate, a 20% rate, or both. In October 1998, Congress simplified the capital gains provisions so that, generally, all gains on securities held more than one year are to be taxed at a maximum 20% rate. The distribution from net long-term gain is designated as a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 1998 as a long-term gain from the sale of capital assets, no matter how long shares have been owned or whether the distribution was paid in additional shares or cash. However, if shares on which a long-term capital gain distribution was received are subsequently sold, and such shares were held for six months or less, any loss on the sale would be treated as long-term to the extent it offsets the long-term gain distribution.

If the distribution was paid in shares, the per share cost basis for federal income tax purposes is $17.78 for Class A shares, $16.36 for Class B shares, and $16.37 for Class D shares.

A 1998 year-end statement of account activity and a 1998 tax package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIVshows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 1998. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.

BOARD OF DIRECTORS

John R. Galvin 2, 4
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow 2, 4
Retired Chairmen and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York Presbyterian Hospital

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation
Chairmen of the Board of Trustees, St. George's School

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairmen, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch, Law Firm

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

Richard R. Schmaltz 1
Managing Director, Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company

Director Emeritus
Fred E. Brown
Director and Consultant,
   J. & W. Seligman & Co. Incorporated

-------------------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4 Board Operations Committee

EXECUTIVE OFFICERS

William C. Morris
Chairman

Brian T. Zino
President

Marion S. Schultheis
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary


FOR MORE INFORMATION

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

Important Telephone Numbers
(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains updated or more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

-------------------------
Adapted from the Investment Company Institute's 1998 MUTUAL FUND FACT BOOK.

THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN CAPITAL FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


                             SELIGMAN ADVISORS, INC.
                                 an affiliate of
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 Park AVenue, New York, NY 10017


EQCA2  12/98                                    [LOGO] Printed on Recycled Paper